MFS(R) UTILITIES FUND

             Supplement dated May 1, 2001 to the Current Prospectus


This Supplement supplements certain information in the fund's Prospectus. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

1.   Expense Summary

     Expense Table. This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

     Shareholder Fees (fees paid directly from your investment):

                                                                   Class A            Class B           Class C
     Maximum Sales Charge (Load) Imposed on Purchases (as a
     percentage of offering price)........................          4.75%              0.00%             0.00%

     Maximum Deferred Sales Charge (Load) (as a percentage
     of original purchase price or redemption proceeds,
     whichever is less)...................................       See Below(1)          4.00%             1.00%

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

     Management Fees......................................          0.68%              0.68%             0.68%
     Distribution and Service (12b-1) Fees(2).............          0.25%              1.00%             1.00%
     Other Expenses(3)....................................          0.23%              0.23%             0.23%
                                                                    -----              -----             -----
     Total Annual Fund Operating Expenses(3)..............          1.16%              1.91%             1.91%
     Expense Reimbursement(4).............................         (0.13)%            (0.13)%           (0.13)%
                                                                   -------            -------           -------
     Net Expenses(3)......................................          1.03%              1.78%             1.78%

----------------------------

(1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in this case, a contingent deferred sales charge referred to as a CDSD of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.

(2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The class A distribution fee is currently not being imposed, but may equal up to 0.10% annually upon approval by the board of trustees which oversees the fund.

(3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be 1.02% for Class A and 1.77% for class B and class C.

(4) MFS has contractually agreed to reduce its management fee to 0.55% of the average daily net assets of the fund. This contractual fee arrangement will remain in effect until at least March 1, 2002, absent an earlier change approved by the board of trustees which oversees the fund.

Example of Expenses. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Table).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

   Share Class                                             Year 1           Year 3          Year 5          Year 10
   Class A shares                                           $575             $814            $1,071         $1,806
   Class B Shares
        Assuming redemption at end of period                 581              887             1,220          2,027
        Assuming no redemption                               181              587             1,020          2,027
   Class C Shares
        Assuming redemption at end of period                 281              587             1,020          2,222
        Assuming no redemption                               181              587             1,020          2,222





                   The date of this Supplement is May 1, 2001.